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                         UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549
                           FORM 8-K
                        CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
 Date of Report April 7, 2000

                   SBI Communications, Inc
           (Exact name of registrant as specified in its charter)

 ...............................................................
 ...............................................................

             Delaware          0-28416        58-1700840
(State or other jurisdiction   (Commission    (IRS Employer
   of incorporation)         File Number)    Identification)

    1239 South Glendale Avenue - Glendale California 91205
         (Address of principal executive offices)   (Zip Code)

                      (818) 550-6181
    Registrant's telephone number, including area code
 ...............................................................
 ...............................................................


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Item 4. Change in Registrant's Certifying Accountant.

     Effective February 3, 2000, the Board of Directors of SBI Communications, Inc., ("SBI")decided to dismiss Daniel, Ratliff And Company ("Ratliff") as its independent public accountants. Ratliff resigned March 20, 2000, as noted in the previous 8K filing of march 29, 2000.

     SBI believes, that for the two fiscal years ended
December 31, 1998, and December 31, 1999 period through
February 2, 2000, SBI and Ratliff did not have any agreement or disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Ratliff, would have caused it to make reference in connection with the report on SBI's financial statements to the subject matter of the disagreement. The audit for referenced years was performed by the Company's new accounting and auditing firm Jay J. Shapiro, CPA.

     The report of Ratliff on SBI's financial statements for the years ending December 31, 1997 did not contain an opinion and all matter reference in Exhibit 1 have been resolved and no longer issues of concern relating to an opinion of Ratliff.

     SBI has requested that Ratliff furnish a letter addressed to the Securities and Exchange Commission stating whether Ratliff agrees with the above statements for years 1998 and 1999. A copy of that letter is attached as Exhibit 1 to this Form 8-K.

     SBI take exception to the letter filed by the former auditing firm of Daniel, Ratliff and Company with the Securities Exchange Commission and the enclosed Exhibit 1.
All of the reference matter referred to in Exhibit 1 has been resolved and is no longer an issue. The letter filed contains questionable statements made by the former account as reference in item one, two and three. Also did not address the requested years of 1998 and 1999 as required by Item 4.

     The company has engaged and acquired the services of Jay
J. Shapiro, CPA to replace its former CPA firm, to provide accounting and audit services. No other independent public accountants were consulted by SBI.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, SBI has duly caused this statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: April 7, 2000             SBI Communications, Inc.


                                 By: /s/Ron Foster
                                  __________________________
                                     Ron Foster, Chairman


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           (LETTERHEAD OF Daniel, Ratliff and Company.)


Exhibit 1

March 30,2000

Office of the Chief Accountant
SECPS Letter File
Securities and Exchange Commission
Mail Stop 9-5
405 Fifth Street, N.W.
Washington, D.C. 20549
Dear Sirs/Madams:

We have read Item 4 of Form 8-K of SBI Communications, Inc. (the "Registrant") as filed with the Securities and Exchange Commission on March 27, 2000, and have the following comments. We are not aware of a Board of Directors meeting discussing our termination. Our latest communication with the Registrant prior to our resignation was in December of 1999. We forwarded to the Registrant a letter of resignation dated March 20, 2000. We resigned for the following reasons:

1. We were contacted by another CPA on March 16, 2000, stating that he had been asked to quote on rendering an audit opinion on the 1997 financial statements of the Registrant. We had been engaged on December 5, 1997, to perform such audit. We performed certain field work in May of 1998, but due to cash flow problems, management asked that we suspend work until additional funds could be raised by the Registrant to allow payment for our services. This is the second time the Registrant has attemptedto hire another CPA firm to finish the 1997 audit work. This clearly indicated to us that management does not wish to continue our relationship.

2. We have been unable to resolve certain issues relating to the 1997 audit, including a) the value of the real estate that should be reflected on the balance sheet, b) the issue of unrecorded back franchise taxes or fines, and c) the impact of filing Form IO-KSB without the required opinion of a certified public accountant on the financial statements.

3. Our inability to contact the Registrant because of disconnected telephone numbers, with no notification from management of new numbers to use to keep communication channels open. Again, this is an indication to us that management is not comfortable continuing our relationship.

Daniel, Ratliff & Company
Charlotte, North Carolina
March 30,2000